UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 24, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

FEDERAL	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, New York 11201
(Address of principal executive offices)

(718) 855-8500
(Registrant’s telephone number, including area code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On August 24, 2011, Brooklyn Federal Bancorp, Inc. (the “Company”) issued a news release announcing the date of its upcoming stockholders’ meetings, including its special meeting where the Company’s common stockholders will be asked to vote to approve its merger agreement and proposed merger transactions, which are discussed in the attached news released and expected to close in the fourth quarter of 2011.  A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01    Other Events

By letter dated August 11, 2011, as part of a formal investigation being conducted by the U.S. Securities and Exchange Commission’s Division of Enforcement, the Company received from the Division a subpoena to produce, among other things, information related to its provisions and allowances for loan losses and deferred tax asset valuation allowances contained in its annual and quarterly reports for fiscal years 2008 through 2010, the restatement of its consolidated financial statements for the first three quarters of 2010 and the effectiveness of its internal controls.  The subpoena covers the time period from October 1, 2007 through August 11, 2011.  The Company intends to cooperate fully with the Division.

Item 9.01    Financial Statements and Exhibits

The following exhibit is being furnished with this Report.

Ex. 99.1 News Release dated August 24, 2011.

Important Additional Information

Neither this Current Report on Form 8-K, nor the news release filed as an exhibit to this Current Report constitutes a solicitation of any vote or approval.  The Company will be filing with the SEC a proxy statement related to a special meeting of its stockholders (the “Special Meeting Proxy”) and other relevant documents related to the approval by the Company’s common stockholders of the merger agreement discussed in the attached news release and related transactions (“Stockholder Approval”).  We urge investors to read the Special Meeting Proxy and other related documents to be filed with the SEC because they will contain important information.

Once available, these documents will be obtainable free of charge on the SEC’s web site (www.sec.gov).  In addition, documents filed with the SEC by the Company will be available free of charge from Gregg J. Wagner, President and Chief Executive Officer, at (718) 855-8500.

The directors, executive officers and certain other members of management and employees of the Company and Investors Bancorp, Inc. may be deemed to be “participants” in the solicitation of proxies for Stockholder Approval.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Stockholder Approval will be set forth in the Special Meeting Proxy and the other relevant documents to be filed with the SEC.  INVESTORS ARE URGED TO READ THE SPECIAL MEETING PROXY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You can find information about the Company’s executive officers and directors in the proxy statement related to its 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on August 22, 2011.  Information about the directors and executive officers of Investors Bancorp, Inc. is set forth in the proxy statement related to its 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 29, 2011.

Caution about forward-looking statements

This Current Report on Form 8-K and the attached news release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events, such as statements about the anticipated closing date of the mergers.  Although we believe that forward-looking statements are based upon reasonable assumptions, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any results expressed or implied by such forward-looking statements or that the Company will be able to close on the mergers by the anticipated closing date.  Such forward-looking statements are subject to risks and uncertainties, that could cause actual events or results to differ materially from those described in the forward-looking statements and include, but are not limited to the risk that regulatory approval and Stockholder Approval will not be obtained and those risks described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and Quarterly Reports on Form 10-Q for the quarters ended December 31, 2010, March 31, 2011 and June 30, 2011, and other filings made with the SEC.  Forward-looking statements speak only as of the date on which such statements are made.  No obligation is being undertaken to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 24, 2011	BROOKLYN FEDERAL BANCORP, INC.

	By:	/s/ Gregg J. Wagner
Gregg J. Wagner
President and Chief Executive Officer

EXHIBIT LIST

Ex. 99.1 News Release dated August 24, 2011.